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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 25, 2006
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-4423 (Commission File Number)	94-1081436 (I.R.S. Employer Identification No.)
3000 HANOVER STREET, PALO ALTO, CA (Address of principal executive offices)		94304 (Zip code)

(650) 857-1501
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

        On July 25, 2006, Hewlett-Packard Company ("HP") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among HP, Mars Landing Corporation, a wholly-owned subsidiary of HP, and Mercury Interactive Corporation ("Mercury") pursuant to which HP will acquire Mercury, a leading IT management software and services company, for $52 per share, or an enterprise value of approximately $4.5 billion, which is net of existing cash and debt.

        The acquisition will be conducted by means of a tender offer for all of the outstanding shares of Mercury, followed by a merger of Mercury with Mars Landing Corporation that will result in Mercury becoming an HP subsidiary. HP expects to commence the tender offer promptly, and the merger is expected to be completed in the fourth calendar quarter of 2006.

        HP's acceptance of the shares tendered in connection with the tender offer is subject to customary conditions, including, among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the receipt of any other material antitrust or merger control approvals. In addition, HP's acceptance of the tendered shares is subject to HP's ownership, following such acceptance, of at least a majority of all then-outstanding shares of Mercury common stock and the filing with the Securities and Exchange Commission of Mercury's Annual Report on Form 10-K for its fiscal year ended December 31, 2005 (which filing must include an opinion of Mercury's independent auditors with respect to Mercury's financial statements, an opinion of Mercury's independent auditors with respect to Mercury's internal control over financial reporting, and the required management assessments and certifications).

        The closing of the merger is subject to customary closing conditions, and, depending on the number of shares held by HP after its acceptance of the shares properly tendered in connection with the offer, approval of the merger by the holders of Mercury's outstanding shares remaining after the completion of the tender offer also may be required.

        Directors and executive officers of Mercury holding less than 1% of Mercury's outstanding shares have agreed to tender their shares in connection with the tender offer.

        A copy of the Merger Agreement is attached hereto as Exhibit 2.1. Exhibit 2.1 is filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore may be incorporated by reference into filings made under the Securities Act of 1933, as amended (the "Securities Act").

Item 7.01.  Regulation FD Disclosure

        On July 25, 2006, HP issued a press release announcing that it had agreed to acquire Mercury. The text of the press release is furnished as Exhibit 99.1 attached hereto. Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01.  Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 25, 2006, by and among HP, Mars Landing Corporation and Mercury Interactive Corporation (filed herewith).
99.1	Text of HP's press release, dated July 25, 2006, entitled "HP To Acquire Mercury Interactive Corp." (furnished herewith).

THIS FILING IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SHARES. THE SOLICITATION AND THE OFFER TO BUY MERCURY INTERACTIVE CORPORATION'S COMMON STOCK WILL ONLY BE MADE PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS

THAT HP INTENDS TO FILE. STOCKHOLDERS SHOULD READ THESE MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. STOCKHOLDERS WILL BE ABLE TO OBTAIN THE OFFER TO PURCHASE AND RELATED MATERIALS WITH RESPECT TO THE TENDER OFFER FREE AT THE SEC'S WEBSITE AT WWW.SEC.GOV, FROM INNISFREE M&A INCORPORATED, THE INFORMATION AGENT FOR THE OFFER, AT (877) 750-5838 OR BY E-MAIL AT INFO@INNISFREEMA.COM, FROM MERRILL LYNCH & CO., THE DEALER MANAGER FOR THE OFFER, AT (877) 653-2948, OR FROM HP.

Forward-looking statements

This filing and the exhibits attached hereto contain forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the anticipated timing of filings and approvals relating to the acquisition; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to antitrust regulations; any projections of earnings, revenues, synergies, accretion, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; risks related to the timing or ultimate completion of the transaction; that, prior to the completion of the transaction, Mercury Interactive Corporation's business may not perform as expected due to uncertainty; that the parties are unable to successfully implement integration strategies; and other risks that are described from time to time in HP's Securities and Exchange Commission reports, including but not limited to the risks described in HP's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 and other reports filed after HP's Annual Report on Form 10-K for the fiscal year ended October 31, 2005. HP assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY
DATE: July 25, 2006	By:	/s/ CHARLES N. CHARNAS
	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 25, 2006, by and among HP, Mars Landing Corporation and Mercury Interactive Corporation (filed herewith).
99.1	Text of HP's press release, dated July 25, 2006, entitled "HP To Acquire Mercury Interactive Corp." (furnished herewith).

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Forward-looking statements
SIGNATURE
EXHIBIT INDEX